UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2011

ALLIANCE HOLDINGS GP, L.P.

(Exact name of registrant as specified in its charter)

Delaware	Commission	03-573898
(State or other jurisdiction of incorporation or organization)	File No.: 0-51952	(IRS Employer Identification No.)

1717 South Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 295-1415

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On November 20, 2007 and March 10, 2011, respectively, Alliance Holdings GP, L.P. (the “Partnership”), Alliance GP, LLC, C-Holdings, LLC, Joseph W. Craft III, Alliance Resource Holdings II, Inc., Alliance Resource Holdings, Inc. and Alliance Resource GP, LLC executed a First Amendment and Second Amendment (collectively, the “Amendments”) to the Transfer Restrictions Agreement (the “Agreement”), dated June 13, 2006 to which they and certain individuals and trusts named therein (collectively, the “Holders”) are parties. Pursuant to Section 3.11 of the Agreement, the required written consent of Holders holding at least eighty percent of the Restricted Securities (as defined therein) was obtained prior to each amendment. In general, these Amendments provide that (i) the Board of Directors of Alliance GP, LLC (the “Board of Directors”) is entitled to directly authorize a transfer of the Partnership’s common units held by Holders under the Agreement, (ii) the Board of Directors is permitted to remove transfer restrictions from the Partnership’s common units subject to the Agreement, (iii) certain holders of the Partnership’s common units are permitted to assign their rights to participate in an authorized transfer to certain permitted family members or entities owned by family members or trusts created for the benefit of certain family members and (iv) the right to pro rata participation provided under the Agreement shall not apply to transfer requests from the family member of a deceased holder who was subject to the Agreement. The foregoing description is qualified in its entirety by the Amendments, copies of which are being filed herewith as Exhibits 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	First Amendment to Transfer Restrictions Agreement, dated as of November 20, 2007, by and among Alliance Holdings GP, L.P., Alliance GP, LLC, C-Holdings, LLC, Joseph W. Craft III, Alliance Resource Holdings II, Inc., Alliance Resource Holdings, Inc. and Alliance Resource GP, LLC.

99.2	Second Amendment to Transfer Restrictions Agreement, dated as of March 10, 2011, by and among Alliance Holdings GP, L.P., Alliance GP, LLC, C-Holdings, LLC, Joseph W. Craft III, Alliance Resource Holdings II, Inc., Alliance Resource Holdings, Inc. and Alliance Resource GP, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alliance Holdings GP, L.P.

By:	Alliance GP, LLC,
its general partner

By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President and Chief Executive Officer

Date:	March 29, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	First Amendment to Transfer Restrictions Agreement, dated as of November 20, 2007, by and among Alliance Holdings GP, L.P., Alliance GP, LLC, C-Holdings, LLC, Joseph W. Craft III, Alliance Resource Holdings II, Inc., Alliance Resource Holdings, Inc. and Alliance Resource GP, LLC.

99.2	Second Amendment to Transfer Restrictions Agreement, dated as of March 10, 2011, by and among Alliance Holdings GP, L.P., Alliance GP, LLC, C-Holdings, LLC, Joseph W. Craft III, Alliance Resource Holdings II, Inc., Alliance Resource Holdings, Inc. and Alliance Resource GP, LLC.

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